                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-772

                         RIVERSOURCE EQUITY SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 11/30
Date of reporting period: 5/31

Semiannual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

MID CAP GROWTH FUND

SEMIANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2008


RIVERSOURCE MID CAP GROWTH FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
GROWTH OF CAPITAL.

                                                    (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------

Your Fund at a Glance...............      2

Manager Commentary..................      5

Fund Expenses Example...............     11

Portfolio of Investments............     13

Financial Statements................     19

Notes to Financial Statements.......     23

Approval of Investment Management
   Services Agreement...............     39

Proxy Voting........................     41

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

                    RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------
(UNAUDITED)

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Mid Cap Growth Fund (the Fund) Class A shares declined 4.12%
  (excluding sales charge) for the six-month period ended May 31, 2008.

> The Fund underperformed its benchmark, the Russell Midcap(R) Growth Index, which advanced 0.82% for the semiannual period.

> The Fund also underperformed its peer group, represented by the Lipper Mid-Cap
  Growth Funds Index, which declined 1.28% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended May 31, 2008)
--------------------------------------------------------------------------------

                          6 months*    1 year    3 years    5 years    10 years
------------------------------------------------------------------------------------
RiverSource Mid Cap
  Growth Fund Class A
  (excluding sales
  charge)                  -4.12%      -2.45%    +7.62%     +8.77%     +5.58%
------------------------------------------------------------------------------------
Russell Midcap(R)
  Growth Index(1)
  (unmanaged)              +0.82%      -0.79%    +11.65%    +14.36%    +6.74%
------------------------------------------------------------------------------------
Lipper Mid-Cap Growth
  Funds(2) Index           -1.28%      +3.01%    +14.22%    +14.35%    +6.92%
------------------------------------------------------------------------------------

* Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

 2 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
----------------------------------------


          STYLE
VALUE    BLEND    GROWTH
                           LARGE
                  X        MEDIUM        SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
----------------------------------------

                         Total      Net Expenses
----------------------------------------------------
Class A                  1.08%         1.08%
----------------------------------------------------
Class B                  1.84%         1.84%
----------------------------------------------------
Class C                  1.84%         1.84%
----------------------------------------------------
Class I                  0.67%         0.67%
----------------------------------------------------
Class R4                 0.94%         0.92%(a)
----------------------------------------------------

(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses, before giving effect to any performance incentive adjustment (that decreased the management fee by 0.15%), will not exceed 1.07% for Class R4.

(1) The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Investments in mid-capitalization companies often involve greater risks and a potential for more volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

                    RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MAY 31, 2008
                                                                                            SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION**
 Class A (inception 6/4/57)           -4.12%     -2.45%   +7.62%    +8.77%     +5.58%         N/A
--------------------------------------------------------------------------------------------------------
 Class B (inception 3/20/95)          -4.42%     -3.16%   +6.80%    +7.95%     +4.77%         N/A
--------------------------------------------------------------------------------------------------------
 Class C (inception 6/26/00)          -4.40%     -3.13%   +6.81%    +7.95%       N/A        +1.02%
--------------------------------------------------------------------------------------------------------
 Class I (inception 3/4/04)           -3.78%     -2.01%   +8.12%      N/A        N/A        +6.39%
--------------------------------------------------------------------------------------------------------
 Class R4 (inception 3/20/95)         -3.93%     -2.30%   +7.82%    +8.96%     +5.74%         N/A
--------------------------------------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 6/4/57)           -9.62%     -8.07%   +5.53%    +7.50%     +5.04%         N/A
--------------------------------------------------------------------------------------------------------
 Class B (inception 3/20/95)          -8.22%     -7.01%   +5.98%    +7.70%     +4.77%         N/A
--------------------------------------------------------------------------------------------------------
 Class C (inception 6/26/00)          -5.16%     -3.90%   +6.81%    +7.95%       N/A        +1.02%
--------------------------------------------------------------------------------------------------------

AT JUNE 30, 2008
                                                                                             SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION**
 Class A (inception 6/4/57)           -11.47%     -9.82%   +3.63%    +6.70%     +4.25%         N/A
---------------------------------------------------------------------------------------------------------
 Class B (inception 3/20/95)          -11.70%    -10.44%   +2.85%    +5.90%     +3.45%         N/A
---------------------------------------------------------------------------------------------------------
 Class C (inception 6/26/00)          -11.70%    -10.42%   +2.88%    +5.90%       N/A        -0.11%
---------------------------------------------------------------------------------------------------------
 Class I (inception 3/4/04)           -11.28%     -9.40%   +4.09%      N/A        N/A        +4.08%
---------------------------------------------------------------------------------------------------------
 Class R4 (inception 3/20/95)         -11.28%     -9.61%   +3.83%    +6.89%     +4.41%         N/A
---------------------------------------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 6/4/57)           -16.54%    -15.00%   +1.61%    +5.44%     +3.71%         N/A
---------------------------------------------------------------------------------------------------------
 Class B (inception 3/20/95)          -16.12%    -14.01%   +2.05%    +5.65%     +3.45%         N/A
---------------------------------------------------------------------------------------------------------
 Class C (inception 6/26/00)          -12.59%    -11.13%   +2.88%    +5.90%       N/A        -0.11%
---------------------------------------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

  * Not annualized.
 ** For classes with less than 10 years performance.

--------------------------------------------------------------------------------

 4 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------
(UNAUDITED)

Dear Shareholder,
RiverSource Mid Cap Growth Fund Class A shares declined 4.12% (excluding sales charge) for the semiannual period ended May 31, 2008, underperforming its benchmark, the Russell Midcap(R) Growth Index (Russell Index), which advanced 0.82% for the period. The Fund also underperformed its peer group, represented by the Lipper Mid-Cap Growth Funds Index, which declined 1.28% for the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
During the semiannual period, levels of stock volatility were higher than they had been during the last few years. Energy prices were the leading story in the equity markets, as the U.S. dollar weakened and commodity prices continued to rise. Meanwhile, continuing difficulties in the credit markets slowed economic growth and hampered the profitability of many financial services firms.

SECTOR DIVERSIFICATION(1) (at May 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Consumer Discretionary                              12.1%
--------------------------------------------------------------
Consumer Staples                                     1.1%
--------------------------------------------------------------
Energy                                               8.2%
--------------------------------------------------------------
Financials                                           5.0%
--------------------------------------------------------------
Health Care                                         10.8%
--------------------------------------------------------------
Industrials                                         11.4%
--------------------------------------------------------------
Information Technology                              33.8%
--------------------------------------------------------------
Materials                                            2.5%
--------------------------------------------------------------
Telecommunication Services                           3.1%
--------------------------------------------------------------
Utilities                                            2.0%
--------------------------------------------------------------
Other(2)                                            10.0%
--------------------------------------------------------------

(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents(3).
(3) Of the 10.0%, 8.5% is due to security lending activity and 1.5% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

                    RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

Russell Index results were driven almost exclusively by the energy sector, up approximately 30%, and basic materials, which advanced about 10%. Compared with the Russell Index, the Fund had smaller positions in both sectors, a disadvantage given their gains. Stock selection in both sectors also detracted from relative return. We placed less emphasis on energy stocks because we believe current oil prices reflect an unsustainable commodities bubble. We already see demand falling as airlines reduce capacity and consumers reduce miles driven, but this has not yet been reflected in energy prices. A key reason for the underperformance of the Fund's energy holdings was a lower emphasis on energy equipment and services stocks, the best performing industry in the Russell Index.

Positioning in the information technology sector also had an unfavorable effect on results. Though we were right in believing the weak U.S. dollar would produce a tailwind of overseas technology buying, this was not enough to counter two negative influences: the start-of-the-year technology weakness that typically follows strong fourth quarter buying cycles and the continued credit market disruption that suppressed information technology purchases by financial services companies. By March and April, the information technology sector was performing better, but the favorable results were not enough to offset previous weakness in the Fund.

TOP TEN HOLDINGS (at May 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

TIBCO Software                                       2.9%
--------------------------------------------------------------
VistaPrint                                           2.9%
--------------------------------------------------------------
PMC-Sierra                                           2.8%
--------------------------------------------------------------
St. Jude Medical                                     2.5%
--------------------------------------------------------------
F5 Networks                                          2.0%
--------------------------------------------------------------
Applera-Celera Group                                 1.9%
--------------------------------------------------------------
Foundry Networks                                     1.8%
--------------------------------------------------------------
Brocade Communications Systems                       1.7%
--------------------------------------------------------------
Hubbell Cl B                                         1.6%
--------------------------------------------------------------
TD Ameritrade Holding                                1.6%
--------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

 6 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

The Fund's positioning in the consumer discretionary sector was advantageous. We began the period with a substantially smaller weighting than the Russell Index. In January we increased the Fund's weighting, bringing it about equal with the Russell Index. Later in the period, we again trimmed the consumer discretionary position. The timing of these shifts had a positive effect on the Fund's performance relative to the Russell Index. Stock selection in the consumer discretionary sector was advantageous as well.

Stock selection in the health care sector added to return relative to the Russell Index. At the start of the year, earnings forecasts for many health care companies were quite high, but we focused on individual stocks where earnings estimates had already been lowered to levels we considered reasonable.

The Fund's results in the industrials sector were hampered by holdings of airlines whose business models suffered from higher oil prices and by stocks in the alternative energy category, which lagged following very strong 2007 performance. We maintain our alternative energy focus and are confident the industry can perform well over the next three years.

Individual contributors to relative return included solar energy firm ENERGY CONVERSION DEVICES and semiconductor company PMC SIERRA. ENERGY CONVERSION DEVICES was the Fund's strongest performer over the six-month period. In addition to the secular trend toward increased use of solar energy, the company also benefited from a management change. The new management team expanded operating margins and, as a result, ENERGY CONVERSION DEVICES caught up with other solar companies that had performed well last year. PMC SIERRA benefited from both secular and cyclical communications themes. The company has a specialized chip that allows for higher speed transmission of voice, video and data as well as chips that speed access to stored data. The company has substantial international exposure, particularly to China's extraordinary growth.

--------------------------------------------------------------------------------

                    RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

Though apparently leery of increasing rates prematurely, the Fed signaled it won't be cutting and may even be raising rates soon.

Detracting from relative return were VISTAPRINT and UNITED AIRLINES. VISTAPRINT, which consolidates local printing into an online service for small businesses and home offices, exhibited no fundamental weakness as the company met revenue and earnings growth expectations. Nevertheless, its price-to-earnings multiple declined. We continue to believe the company's future revenue and earnings growth will exceed expectations. UNITED AIRLINES had performed quite well since we originally purchased it, benefiting from strong cash flow and a solid balance sheet. However, during the period UNITED
AIRLINES suffered as oil prices afflicted the airline industry on whole and investors reacted negatively to speculation the company would buy a smaller airline. We continue to hold the stock because we think there could be a tremendous upside potential if oil prices retreat.

CHANGES TO THE FUND'S PORTFOLIO
The most meaningful portfolio change was the repositioning in the consumer discretionary sector, which we discussed above. Although the overall consumer discretionary weighting was about the same at the beginning and end of the period, the shifts within the six months were substantial.

We reduced the portfolio's health care weighting due to uncertainty about the next presidential administration and a growing sense that no matter who is elected there will likely be pricing pressure in the sector. We question whether health care will be the recessionary safe haven it has been in the past. We also slightly reduced the portfolio's financials holdings given the upheaval in that sector. We took profits in some financials stocks such as T. ROWE PRICE, an asset management

--------------------------------------------------------------------------------

 8 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

firm. Financials are a small sector within the Russell Index, and the portfolio's weighting was slightly smaller than that of the Index at the end of the period.

OUR FUTURE STRATEGY
We believe the government's economic stimulus package and lower interest rates are going to have a positive effect on the U.S. economy as we approach the end of 2008. We also believe an improving economy raises inflation risks. We may trim some consumer discretionary positions because we think inflation could cause consumers to restrict spending in 2009 and 2010.

Both the U.S. Treasury and the Federal Reserve (the Fed) have made strong statements about strengthening the U.S. dollar. This has led to some stabilization in the dollar and we believe further stabilization could moderate and possibly reverse rising commodity prices.

While we think energy prices will fall, we also believe increases in consumer prices will be problematic and that interest rates will have to move higher. Though apparently leery of increasing rates prematurely, the Fed signaled it won't be cutting and may even be raising rates soon. Though we think there will be adequate economic growth in the near term, we are more cautious about longer-term prospects.

We remain optimistic about equity performance for the remainder of 2008. We're quite optimistic about international growth in information technology sales, fueled by favorable exchange rates and rising demand in emerging market countries. We have seen tremendous revenue acceleration in many information technology companies that sell to international markets.

We are still finding attractive opportunities in mid-cap stocks, particularly related to continuing merger and acquisition (M&A) activity. Valuations on potential target companies have fallen, while valuations on likely buyers held up well amid the equity market's flight to quality. In addition, buyers seem eager to close deals before a presidential administration change that might lead to greater restrictions. We have found M&A activity to be a leading catalyst in the mid-cap arena, particularly in the information technology sector.

--------------------------------------------------------------------------------

                    RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

We also anticipate that growth stocks will continue to outperform value stocks. Growth stocks have just begun to outperform following a five-year cycle that favored value stocks. We think growth stocks can continue to outperform in the slower economic environment that we are now experiencing.

John Schonberg, CFA(R)
Portfolio Manager

Sam Murphy
Associate Portfolio Manager

Mike Marzolf
Associate Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds' expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2008.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  11

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            BEGINNING        ENDING           EXPENSES
                          ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING       ANNUALIZED
                          DEC. 1, 2007    MAY 31, 2008     THE PERIOD(A)     EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
   Actual(b)                 $1,000         $  958.80          $5.45             1.12%
------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                 $1,000         $1,019.29          $5.62             1.12%
------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------
   Actual(b)                 $1,000         $  955.80          $9.14             1.88%
------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                 $1,000         $1,015.51          $9.42             1.88%
------------------------------------------------------------------------------------------
Class C
------------------------------------------------------------------------------------------
   Actual(b)                 $1,000         $  956.00          $9.14             1.88%
------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                 $1,000         $1,015.51          $9.42             1.88%
------------------------------------------------------------------------------------------
Class I
------------------------------------------------------------------------------------------
   Actual(b)                 $1,000         $  962.20          $3.32              .68%
------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                 $1,000         $1,021.48          $3.42              .68%
------------------------------------------------------------------------------------------
Class R4
------------------------------------------------------------------------------------------
   Actual(b)                 $1,000         $  960.70          $4.53              .93%
------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                 $1,000         $1,020.24          $4.67              .93%
------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2008: -4.12% for Class A, -4.42% for Class B, -4.40% for Class C, -3.78% for Class I and -3.93% for Class R4.

--------------------------------------------------------------------------------

 12 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

MAY 31, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (98.2%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (0.5%)
Precision Castparts                                   20,730              $2,504,184
Rockwell Collins                                      37,402               2,295,361
                                                                     ---------------
Total                                                                      4,799,545
------------------------------------------------------------------------------------

AIRLINES (0.6%)
AMR                                                  273,178(b)            1,964,150
UAL                                                  303,285               2,590,054
US Airways Group                                     141,105(b)              558,776
                                                                     ---------------
Total                                                                      5,112,980
------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Harley-Davidson                                       44,199               1,837,352
------------------------------------------------------------------------------------

BEVERAGES (0.7%)
Hansen Natural                                        59,105(b,d)          1,846,440
Pepsi Bottling Group                                 128,544               4,167,397
                                                                     ---------------
Total                                                                      6,013,837
------------------------------------------------------------------------------------

BIOTECHNOLOGY (3.2%)
Applera-Celera Group                               1,473,958(b,f)         18,984,579
Cepheid                                               58,984(b)            1,552,459
Genzyme                                               68,440(b)            4,685,402
OSI Pharmaceuticals                                  135,726(b)            4,791,128
                                                                     ---------------
Total                                                                     30,013,568
------------------------------------------------------------------------------------

CAPITAL MARKETS (4.4%)
Legg Mason                                            57,044               3,069,538
Northern Trust                                       122,275               9,292,900
T Rowe Price Group                                   206,524              11,961,870
TD Ameritrade Holding                                909,974(b)           16,479,629
                                                                     ---------------
Total                                                                     40,803,937
------------------------------------------------------------------------------------

CHEMICALS (1.1%)
Sigma-Aldrich                                        125,710               7,386,720
Zoltek Companies                                     106,891(b,d)          3,231,315
                                                                     ---------------
Total                                                                     10,618,035
------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.4%)
TCF Financial                                        224,007               3,700,596
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

COMMUNICATIONS EQUIPMENT (8.3%)
Blue Coat Systems                                     53,809(b)             $975,019
Ciena                                                402,795(b)           12,309,415
F5 Networks                                          662,846(b)           19,918,521
Foundry Networks                                   1,339,656(b)           18,219,322
Infinera                                             276,658(b)            3,950,676
Juniper Networks                                     330,979(b)            9,108,542
ORBCOMM                                              337,307(b,d)          2,087,930
Riverbed Technology                                  569,629(b)           10,224,841
                                                                     ---------------
Total                                                                     76,794,266
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (4.8%)
Brocade Communications Systems                     2,085,043(b)           16,805,446
Data Domain                                           90,586(b)            2,174,064
Emulex                                               160,937(b)            2,256,337
NetApp                                                74,883(b)            1,825,648
Sun Microsystems                                     956,093(b)           12,381,404
Synaptics                                            210,458(b)            9,001,289
                                                                     ---------------
Total                                                                     44,444,188
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (3.4%)
Chicago Bridge & Iron                                 44,864(c)            2,050,285
Fluor                                                 57,402              10,708,343
Foster Wheeler                                        64,838(b)            4,938,710
Quanta Services                                      435,410(b)           13,950,537
                                                                     ---------------
Total                                                                     31,647,875
------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.4%)
Martin Marietta Materials                             33,057(d)            3,857,421
------------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
LKQ                                                   63,273(b)            1,402,130
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.6%)
Strayer Education                                     27,753               5,547,825
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.7%)
NYSE Euronext                                         95,051               6,075,660
------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  13

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
Level 3 Communications                               578,227(b)           $1,983,319
Time Warner Telecom Cl A                             455,805(b)            8,523,553
                                                                     ---------------
Total                                                                     10,506,872
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
Allegheny Energy                                      64,923               3,554,534
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (7.3%)
Energy Conversion Devices                            164,637(b,d)         10,451,157
Evergreen Solar                                      402,916(b,d)          4,190,326
First Solar                                           25,834(b)            6,911,628
FuelCell Energy                                      439,551(b,d)          4,452,652
General Cable                                         63,061(b)            4,464,719
Hubbell Cl B                                         355,180              16,611,768
JA Solar Holdings ADR                                147,363(b,c)          3,134,411
Real Goods Solar Cl A                                454,964(b)            3,298,489
Roper Inds                                            42,947               2,793,273
SunPower Cl A                                          8,925(b)              730,958
Suntech Power Holdings ADR                            97,233(b,c,d)        4,136,292
Yingli Green Energy Holding ADR                      293,417(b,c,d)        6,038,522
                                                                     ---------------
Total                                                                     67,214,195
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Amphenol Cl A                                         77,350               3,606,831
Brightpoint                                          194,466(b)            1,915,490
                                                                     ---------------
Total                                                                      5,522,321
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.9%)
BJ Services                                          447,660              13,519,332
ENSCO Intl                                           145,514              10,452,271
Natl Oilwell Varco                                    15,898(b)            1,324,621
Smith Intl                                            16,936               1,336,589
                                                                     ---------------
Total                                                                     26,632,813
------------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
Dean Foods                                            81,292(b)            1,768,101
------------------------------------------------------------------------------------

GAS UTILITIES (0.4%)
Questar                                               58,957               3,786,219
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

HEALTH CARE EQUIPMENT & SUPPLIES (4.2%)
Hologic                                              213,470(b)           $5,129,684
ResMed                                               114,065(b)            4,493,020
St. Jude Medical                                     623,117(b)           25,392,018
Varian Medical Systems                                79,083(b)            3,759,606
                                                                     ---------------
Total                                                                     38,774,328
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.6%)
AmerisourceBergen                                    130,391               5,389,060
Express Scripts                                       34,598(b)            2,494,862
Pediatrix Medical Group                               84,913(b)            4,570,867
Universal Health Services Cl B                        43,093               2,801,045
                                                                     ---------------
Total                                                                     15,255,834
------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.8%)
Allscripts Healthcare Solutions                      277,084(b,d)          3,444,154
Cerner                                                80,065(b)            3,632,549
                                                                     ---------------
Total                                                                      7,076,703
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.8%)
Brinker Intl                                         146,263               3,207,548
Darden Restaurants                                    49,768               1,704,554
Intl Game Technology                                 130,720               4,661,475
Pinnacle Entertainment                               129,465(b)            1,795,680
Starwood Hotels & Resorts Worldwide                  108,318               5,242,591
                                                                     ---------------
Total                                                                     16,611,848
------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.4%)
AES                                                  391,293(b)            7,622,387
Ormat Technologies                                   110,043               5,514,255
                                                                     ---------------
Total                                                                     13,136,642
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.8%)
Orbitz Worldwide                                     903,276(b)            7,009,422
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 14 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

INTERNET SOFTWARE & SERVICES (5.9%)
Akamai Technologies                                  334,042(b)          $13,044,340
Digital River                                         43,409(b)            1,738,965
Equinix                                               20,042(b)            1,913,811
MercadoLibre                                         101,546(b,c,d)        4,767,585
Omniture                                             119,117(b)            2,936,234
VeriSign                                              36,019(b)            1,442,201
VistaPrint                                           918,248(b,c)         28,759,526
                                                                     ---------------
Total                                                                     54,602,662
------------------------------------------------------------------------------------

IT SERVICES (0.2%)
Cognizant Technology Solutions Cl A                   60,522(b)            2,135,216
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
Polaris Inds                                          82,986(d)            3,960,092
------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.5%)
Techne                                                55,351(b)            4,345,054
------------------------------------------------------------------------------------

MACHINERY (0.7%)
ITT                                                   50,435               3,328,710
Joy Global                                            32,645               2,749,688
                                                                     ---------------
Total                                                                      6,078,398
------------------------------------------------------------------------------------

MEDIA (1.8%)
Lamar Advertising Cl A                                52,363(b,d)          2,191,392
Sirius Satellite Radio                             3,907,543(b,d)          9,847,008
XM Satellite Radio Holdings Cl A                     393,080(b)            4,178,440
                                                                     ---------------
Total                                                                     16,216,840
------------------------------------------------------------------------------------

METALS & MINING (1.2%)
Allegheny Technologies                                53,487               4,011,525
Freeport-McMoRan Copper & Gold                        58,961               6,822,377
                                                                     ---------------
Total                                                                     10,833,902
------------------------------------------------------------------------------------

MULTILINE RETAIL (1.8%)
Family Dollar Stores                                 242,097               5,180,876
JC Penney                                            179,477               7,222,154
Nordstrom                                            127,960               4,476,041
                                                                     ---------------
Total                                                                     16,879,071
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

OIL, GAS & CONSUMABLE FUELS (6.1%)
Denbury Resources                                    141,000(b)           $4,798,230
El Paso                                              481,374               9,410,862
Frontier Oil                                          30,829                 928,261
Murphy Oil                                            26,805               2,483,483
Newfield Exploration                                 213,949(b)           13,530,135
Southwestern Energy                                  139,070(b)            6,166,364
Tesoro                                               335,912               8,347,413
Williams Companies                                   280,466              10,668,927
                                                                     ---------------
Total                                                                     56,333,675
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.3%)
Bare Escentuals                                      152,828(b,d)          3,065,730
------------------------------------------------------------------------------------

PHARMACEUTICALS (1.5%)
Endo Pharmaceuticals Holdings                         92,985(b)            2,291,150
KV Pharmaceutical Cl A                                88,440(b)            2,211,884
Mylan                                                700,287(d)            9,348,832
                                                                     ---------------
Total                                                                     13,851,866
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.9%)
Advanced Energy Inds                                  95,848(b)            1,518,232
Broadcom Cl A                                        454,963(b)           13,052,888
Cree                                                 117,901(b,d)          2,997,043
Fairchild Semiconductor Intl                         105,651(b)            1,584,765
FormFactor                                           220,421(b)            4,811,790
Hittite Microwave                                    104,725(b)            4,183,764
Intersil Cl A                                         32,607                 908,757
Kulicke & Soffa Inds                                 865,316(b)            6,126,437
Marvell Technology Group                             118,753(b,c)          2,061,552
Maxim Integrated Products                            149,573               3,301,824
MEMC Electronic Materials                             40,627(b)            2,789,450
NVIDIA                                               176,367(b)            4,356,265
PMC-Sierra                                         3,312,433(b)           28,188,805
Trina Solar ADR                                      114,166(b,c,d)        5,130,620
Verigy                                                86,063(b,c)          2,198,049
                                                                     ---------------
Total                                                                     83,210,241
------------------------------------------------------------------------------------

SOFTWARE (8.0%)
BMC Software                                          38,551(b)            1,545,895
Citrix Systems                                       180,024(b)            6,162,222
CommVault Systems                                     73,665(b)            1,289,874

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SOFTWARE (CONT.)
Informatica                                          629,337(b)          $11,328,066
Intuit                                                67,690(b)            1,960,302
Lawson Software                                      228,131(b)            1,989,302
MICROS Systems                                        61,878(b)            2,040,118
Novell                                               271,967(b)            1,925,526
Progress Software                                     62,197(b)            1,936,815
Quest Software                                       271,904(b)            4,625,087
Salesforce.com                                        70,987(b)            5,133,070
Sybase                                                92,884(b)            2,974,146
TIBCO Software                                     3,749,968(b)           28,949,752
VMware Cl A                                           28,344(b,d)          1,946,382
                                                                     ---------------
Total                                                                     73,806,557
------------------------------------------------------------------------------------

SPECIALTY RETAIL (4.1%)
Abercrombie & Fitch Cl A                              48,621               3,529,885
Coldwater Creek                                    1,215,011(b)            7,946,172
GameStop Cl A                                         93,022(b)            4,613,891
J Crew Group                                         114,538(b)            4,268,831
Limited Brands                                       137,493               2,664,614
TJX Companies                                        217,492               6,972,794
Urban Outfitters                                     120,176(b)            3,868,465
Williams-Sonoma                                      146,173(d)            3,715,718
                                                                     ---------------
Total                                                                     37,580,370
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.6%)
lululemon athletica                                  265,762(b,c,d)        8,501,727
Polo Ralph Lauren                                     93,051               6,499,612
                                                                     ---------------
Total                                                                     15,001,339
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

WIRELESS TELECOMMUNICATION SERVICES (2.2%)
American Tower Cl A                                  217,997(b)           $9,966,822
Crown Castle Intl                                    107,448(b)            4,565,466
NII Holdings                                          80,859(b)            4,059,122
SBA Communications Cl A                               59,141(b)            2,201,228
                                                                     ---------------
Total                                                                     20,792,638
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $867,847,519)                                                    $908,212,698
------------------------------------------------------------------------------------

MONEY MARKET FUND (10.9%)(e)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term
 Cash Fund, 2.60%                                100,533,250(g)         $100,533,250
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $100,533,250)                                                    $100,533,250
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $968,380,769)(h)                                               $1,008,745,948
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2008, the value of foreign securities represented 7.2% of net assets.

(d) At May 31, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 9.2% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 1.7% of net assets.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

--------------------------------------------------------------------------------

 16 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT

(g) Affiliated Money Market Fund - See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at May 31, 2008.

(h) At May 31, 2008, the cost of securities for federal income tax purposes was approximately $968,381,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $111,852,000
Unrealized depreciation                                            (71,487,000)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $40,365,000
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of May 31, 2008:

                                                FAIR VALUE AT MAY 31, 2008
                             -----------------------------------------------------------------
                                 LEVEL 1           LEVEL 2
                              QUOTED PRICES         OTHER         LEVEL 3
                                IN ACTIVE        SIGNIFICANT    SIGNIFICANT
                               MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS      INPUTS          INPUTS           TOTAL
----------------------------------------------------------------------------------------------
Investments in securities     $1,008,745,948        $--             $--         $1,008,745,948

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  17

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 18 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2008 (UNAUDITED)

ASSETS
Investments in securities, at value
   Unaffiliated issuers* (identified cost $867,847,519)         $  908,212,698
   Affiliated money market fund (identified cost
   $100,533,250)                                                   100,533,250
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $968,380,769)                                                 1,008,745,948
Capital shares receivable                                              172,736
Dividends receivable                                                   188,661
Receivable for investment securities sold                            2,072,130
------------------------------------------------------------------------------
Total assets                                                     1,011,179,475
------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                 742,722
Payable for investment securities purchased                            148,600
Payable upon return of securities loaned                            85,326,600
Accrued investment management services fees                             17,568
Accrued distribution fees                                              177,229
Accrued transfer agency fees                                             2,498
Accrued administrative services fees                                     1,449
Accrued plan administration services fees                                1,425
Other accrued expenses                                                 114,456
------------------------------------------------------------------------------
Total liabilities                                                   86,532,547
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $  924,646,928
==============================================================================

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  19

MAY 31, 2008 (UNAUDITED)

REPRESENTED BY
Capital stock -- $.01 par value                                 $      971,034
Additional paid-in capital                                         862,420,383
Excess of distributions over net investment income                  (1,620,105)
Accumulated net realized gain (loss)                                22,510,437
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                       40,365,179
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $  924,646,928
==============================================================================

Net assets applicable to outstanding
   shares:                                 Class A                           $  711,663,359
                                           Class B                           $  112,402,656
                                           Class C                           $    5,361,753
                                           Class I                           $   88,342,809
                                           Class R4                          $    6,876,351
Net asset value per share of outstanding   Class A
   capital stock:                          shares(1)           73,286,672    $         9.71
                                           Class B shares      13,762,798    $         8.17
                                           Class C shares         656,210    $         8.17
                                           Class I shares       8,707,789    $        10.15
                                           Class R4 shares        689,893    $         9.97
-------------------------------------------------------------------------------------------
* Including securities on loan, at value                                     $   75,767,636
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $10.30. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 20 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                       $  2,590,109
Interest                                                                 648
Income distributions from affiliated money market fund               221,085
Fee income from securities lending                                   975,184
----------------------------------------------------------------------------
Total income                                                       3,787,026
----------------------------------------------------------------------------
Expenses:
Investment management services fees                                2,555,050
Distribution fees
   Class A                                                           896,677
   Class B                                                           577,176
   Class C                                                            27,649
Transfer agency fees
   Class A                                                           717,705
   Class B                                                           125,073
   Class C                                                             5,787
   Class R4                                                            1,653
Administrative services fees                                         264,513
Plan administration services fees -- Class R4                          8,265
Compensation of board members                                          8,828
Custodian fees                                                        69,600
Printing and postage                                                  76,560
Registration fees                                                     40,607
Professional fees                                                     14,546
Other                                                                 29,991
----------------------------------------------------------------------------
Total expenses                                                     5,419,680
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                  (1,857)
   Earnings and bank fee credits on cash balances                    (23,561)
----------------------------------------------------------------------------
Total net expenses                                                 5,394,262
----------------------------------------------------------------------------
Investment income (loss) -- net                                   (1,607,236)
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                 26,908,056
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                    (72,571,196)
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            (45,663,140)
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $(47,270,376)
============================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS

                                                      SIX MONTHS ENDED      YEAR ENDED
                                                        MAY 31, 2008      NOV. 30, 2007
                                                        (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $   (1,607,236)    $   (5,777,726)
Net realized gain (loss) on investments                    26,908,056        205,891,076
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                      (72,571,196)       (44,647,024)
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             (47,270,376)       155,466,326
----------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                            (143,918,882)      (263,912,613)
      Class B                                             (26,887,533)       (55,262,805)
      Class C                                              (1,305,399)        (2,430,908)
      Class I                                              (8,996,776)            (1,622)
      Class R4                                             (1,244,635)        (7,141,002)
----------------------------------------------------------------------------------------
Total distributions                                      (182,353,225)      (328,748,950)
----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
   Class A shares                                          18,862,969         47,865,124
   Class B shares                                           4,008,991          9,015,190
   Class C shares                                             328,048            703,267
   Class I shares                                          35,351,336         51,373,730
   Class R4 shares                                          1,016,310          4,285,850
Reinvestment of distributions at net asset value
   Class A shares                                         136,959,390        250,491,341
   Class B shares                                          26,566,877         54,335,231
   Class C shares                                           1,289,393          2,382,394
   Class I shares                                           8,995,967                 --
   Class R4 shares                                          1,244,634          7,140,970
Payments for redemptions
   Class A shares                                        (112,318,100)      (401,161,106)
   Class B shares                                         (20,829,594)      (100,852,656)
   Class C shares                                          (1,293,893)        (3,903,231)
   Class I shares                                            (796,608)          (860,460)
   Class R4 shares                                         (1,067,752)       (29,193,571)
----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            98,317,968       (108,377,927)
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  (131,305,633)      (281,660,551)
Net assets at beginning of period                       1,055,952,561      1,337,613,112
----------------------------------------------------------------------------------------
Net assets at end of period                            $  924,646,928     $1,055,952,561
========================================================================================
Excess of distributions over net investment income     $   (1,620,105)    $      (12,869)
----------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 22 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------
(UNAUDITED AS TO MAY 31, 2008)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Mid Cap Growth Fund (the Fund) is a series of RiverSource Equity Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Equity Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in common stocks of mid-capitalization companies.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At May 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT 23 are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a

--------------------------------------------------------------------------------

 24 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At May 31, 2008, and for the six months then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At May 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At May 31, 2008, the Fund had no outstanding forward foreign currency contracts.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  25

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

The Fund has adopted Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," which is effective for fiscal periods beginning after Dec. 15, 2006. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENT

In March 2008, the FASB issued Statement on Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities - an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to

--------------------------------------------------------------------------------

 26 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of May 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.70% to 0.475% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $654,420 for the six months ended May 31, 2008. The management fee for the six months ended May 31, 2008, was 0.56% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT 27 assets increase. The fee for the six months ended May 31, 2008, was 0.06% of the Fund's average daily net assets.

OTHER FEES

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended May 31, 2008, other expenses paid to this company were $2,439.

COMPENSATION OF BOARD MEMBERS

Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and education services.

DISTRIBUTION FEES

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a

--------------------------------------------------------------------------------

 28 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

SALES CHARGES

Sales charges received by the Distributor for distributing Fund shares were $182,005 for Class A, $32,867 for Class B and $419 for Class C for the six months ended May 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES

For the six months ended May 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were as follows:

Class R4....................................................    0.91%

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4....................................................    $1,377

The waived/reimbursed fees and expenses for the plan administration services fees were as follows:

Class R4....................................................    $ 480

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Nov. 30, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class R4....................................................      1.07%

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS

During the six months ended May 31, 2008, the Fund's custodian and transfer agency fees were reduced by $23,561 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  29

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $296,926,963 and $386,872,705, respectively, for the six months ended May 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                          SIX MONTHS ENDED MAY 31, 2008
                                       ISSUED FOR
                                       REINVESTED                           NET
                            SOLD      DISTRIBUTIONS    REDEEMED     INCREASE (DECREASE)
---------------------------------------------------------------------------------------
Class A                   1,967,687    13,918,638     (11,744,447)       4,141,878
Class B                     493,849     3,196,977      (2,655,962)       1,034,864
Class C                      40,538       155,348        (163,452)          32,434
Class I                   3,715,190       876,800         (83,163)       4,508,827
Class R4                    105,416       123,353        (116,039)         112,730

                                            YEAR ENDED NOV. 30, 2007
                                       ISSUED FOR
                                       REINVESTED                           NET
                            SOLD      DISTRIBUTIONS    REDEEMED     INCREASE (DECREASE)
---------------------------------------------------------------------------------------
Class A                   3,965,291    23,129,392     (33,815,812)      (6,721,129)
Class B                     864,398     5,713,484      (9,659,020)      (3,081,138)
Class C                      67,392       250,514        (379,032)         (61,126)
Class I                   4,267,192            --         (68,609)       4,198,583
Class R4                    354,095       646,827      (2,390,202)      (1,389,280)

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. governments securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At May 31, 2008, securities valued at $75,767,636 were on loan to brokers. For collateral, the Fund received $85,326,600 in cash. Cash collateral received is invested in an affiliated

--------------------------------------------------------------------------------

 30 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT money market fund and short-term securities including U.S. government securities or other high-grade debt obligations, which are included in the "Portfolio of Investments." Income from securities lending amounted to $975,184 for the six months ended May 31, 2008. Expenses paid to the Investment Manager as securities lending agent were $11,850 for the six months ended May 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $269,304,906 and $224,496,202, respectively, for the six months ended May 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at May 31, 2008, can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings during the six months ended May 31, 2008.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT 31 excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/ Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts

--------------------------------------------------------------------------------

 32 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  33

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,       2008(H)            2007              2006              2005              2004
Net asset value, beginning of
  period                             $12.32         $14.40            $14.49            $12.64            $11.83
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)           (.01)(b)       (.05)(b)          (.01)             (.08)             (.08)
Net gains (losses) (both realized
 and unrealized)                       (.47)          1.62              (.07)             1.93               .89
----------------------------------------------------------------------------------------------------------------
Total from investment operations       (.48)          1.57              (.08)             1.85               .81
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains     (2.13)         (3.65)             (.01)               --                --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $9.71         $12.32            $14.40            $14.49            $12.64
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                             $712           $852            $1,093            $1,376            $1,489
----------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                 1.12%(e)       1.08%             1.09%             1.09%             1.03%
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)          (.28%)(e)      (.40%)            (.07%)            (.57%)            (.62%)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                 32%            87%               45%               27%               26%
----------------------------------------------------------------------------------------------------------------
Total return(f)                      (4.12%)(g)     14.40%             (.55%)           14.64%             6.85%
----------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after reduction for earnings and bank fee credits was 1.11% for the six months ended May 31, 2008.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended May 31, 2008 (Unaudited).

--------------------------------------------------------------------------------

 34 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,       2008(H)               2007              2006              2005              2004
Net asset value, beginning of
  period                             $10.74            $13.10            $13.28            $11.68            $11.02
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)           (.04)(b)          (.12)(b)          (.12)             (.19)             (.17)
Net gains (losses) (both realized
 and unrealized)                       (.40)             1.41              (.05)             1.79               .83
-------------------------------------------------------------------------------------------------------------------
Total from investment operations       (.44)             1.29              (.17)             1.60               .66
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains     (2.13)            (3.65)             (.01)               --                --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $8.17            $10.74            $13.10            $13.28            $11.68
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                             $112              $137              $207              $329              $408
-------------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                 1.88%(e)          1.84%             1.87%             1.86%             1.80%
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)         (1.05%)(e)        (1.15%)            (.89%)           (1.35%)           (1.40%)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                 32%               87%               45%               27%               26%
-------------------------------------------------------------------------------------------------------------------
Total return(f)                      (4.42%)(g)        13.46%            (1.28%)           13.70%             5.99%
-------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the six months ended May 31, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended May 31, 2008 (Unaudited).

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  35

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,       2008(H)               2007              2006              2005              2004
Net asset value, beginning of
  period                             $10.74            $13.10            $13.28            $11.68            $11.02
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)           (.04)(b)          (.11)(b)          (.12)             (.18)             (.16)
Net gains (losses) (both realized
 and unrealized)                       (.40)             1.40              (.05)             1.78               .82
-------------------------------------------------------------------------------------------------------------------
Total from investment operations       (.44)             1.29              (.17)             1.60               .66
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains     (2.13)            (3.65)             (.01)               --                --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $8.17            $10.74            $13.10            $13.28            $11.68
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $5                $7                $9               $12               $15
-------------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                 1.88%(e)          1.84%             1.87%             1.87%             1.81%
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)         (1.04%)(e)        (1.03%)            (.87%)           (1.35%)           (1.40%)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                 32%               87%               45%               27%               26%
-------------------------------------------------------------------------------------------------------------------
Total return(f)                      (4.40%)(g)        13.46%            (1.28%)           13.70%             5.99%
-------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after reduction for earnings and bank fee credits was 1.87% for the six months ended May 31, 2008.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended May 31, 2008 (Unaudited).

--------------------------------------------------------------------------------

 36 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,       2008(H)               2007              2006              2005           2004(B)
Net asset value, beginning of
  period                             $12.75            $14.73            $14.75            $12.81            $12.52
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)            .01(c)           (.03)(c)           .01              (.01)             (.05)
Net gains (losses) (both realized
 and unrealized)                       (.48)             1.70              (.02)             1.95               .34
-------------------------------------------------------------------------------------------------------------------
Total from investment operations       (.47)             1.67              (.01)             1.94               .29
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains     (2.13)            (3.65)             (.01)               --                --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $10.15            $12.75            $14.73            $14.75            $12.81
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                              $88               $54               $--               $43               $12
-------------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                  .68%(f)           .67%              .66%              .63%              .60%(f)
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)           .13%(f)          (.24%)             .10%             (.09%)            (.13%)(f)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                 32%               87%               45%               27%               26%
-------------------------------------------------------------------------------------------------------------------
Total return                         (3.78%)(g)        14.86%             (.07%)           15.14%             2.32%(g)
-------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to Nov. 30, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after reduction for earnings and bank fee credits was 0.67% for the six months ended May 31, 2008.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Not annualized.
(h)  Six months ended May 31, 2008 (Unaudited).

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  37

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,       2008(J)               2007              2006              2005              2004
Net asset value, beginning of
  period                             $12.58            $14.61            $14.67            $12.78            $11.94
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)            .00(b),(c)       (.03)(b)            --              (.06)             (.06)
Net gains (losses) (both realized
 and unrealized)                       (.48)             1.65              (.05)             1.95               .90
-------------------------------------------------------------------------------------------------------------------
Total from investment operations       (.48)             1.62              (.05)             1.89               .84
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains     (2.13)            (3.65)             (.01)               --                --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $9.97            $12.58            $14.61            $14.67            $12.78
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $7                $7               $29              $203              $233
-------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)           .97%(f)           .94%              .91%              .92%              .87%
-------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)       .91%(f)           .92%              .91%              .92%              .87%
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)          (.08%)(f)         (.25%)            (.07%)            (.40%)            (.46%)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                 32%               87%               45%               27%               26%
-------------------------------------------------------------------------------------------------------------------
Total return                         (3.93%)(i)        14.56%             (.34%)           14.79%             7.04%
-------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c)  Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the six months ended May 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.
(j)  Six months ended May 31, 2008 (Unaudited).

--------------------------------------------------------------------------------

 38 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  39

IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and market conditions involved.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

--------------------------------------------------------------------------------

 40 RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY
VOTING ----------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2008 SEMIANNUAL REPORT  41

     RIVERSOURCE MID CAP GROWTH FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed by
                                        RiverSource Investments, LLC. These companies are
                                        part of Ameriprise Financial, Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2008 RiverSource Distributors, Inc.                              S-6435 Z (7/08)

Item 2.  Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable for semi-annual reports.

(a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

(a)(3) Not applicable.

(b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                     RiverSource Equity Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date August 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer


Date August 1, 2008


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date August 1, 2008